                                  CONFIRMATION

TO:         Wells Fargo Bank, N.A., not individually but solely as trustee for
            Carrington Mortgage Loan Trust, Series 2006-FRE2 with respect to the
            Carrington Mortgage Loan Trust, Series 2006-FRE2 Asset-Backed
            Pass-Through Certificates
            9062 Old Annapolis Road
            Columbia, Maryland 21045

Attention:  Client Manager-Carrington Mortgage Loan Trust, 2006-FRE2
Telephone:  (410) 884-2000
Facsimile:  (410) 715-2380

FROM:       Swiss Re Financial Products Corporation
            55 East 52nd Street
            New York, New York 10055
Attention:  Head of Operations
Telephone:  (212) 407-7322
Facsimile.  (917) 322-7201

CC:
Attention:  Head of Legal
Facsimile:  (212) 317-5474

DATE:       October 18, 2006

Transaction Reference Number: 1100757 - Class A Certificates

Dear Sir/Madam,

      The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between Wells Fargo Bank, N.A., not individually but solely as trustee for Carrington Mortgage Loan Trust, Series
2006-FRE2 with respect to the Carrington Mortgage Loan Trust, Series 2006-FRE2
Asset-Backed Pass-Through Certificates, and Swiss Re Financial Products
Corporation, a corporation organized under the laws of the State of Delaware
(each a "party" and together "the parties") on the Trade Date specified below
(the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below. In this
Confirmation, "Party A" means Swiss Re Financial Products Corporation, and
"Party B" means Carrington Mortgage Loan Trust, Series 2006-FRE2, by Wells Fargo
Bank, N.A., not individually but solely as trustee for Carrington Mortgage Loan
Trust, Series 2006-FRE2 with respect to the Carrington Mortgage Loan Trust,
Series 2006-FRE2 Asset-Backed Pass-Through Certificates.

      The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the
"Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

      Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, dated as of October 1, 2006 (the "Pooling and Servicing Agreement"), among Stanwich Asset
Acceptance Company, L.L.C., as Depositor, Fremont Investment & Loan, as
Servicer, and Wells Fargo Bank, N.A., as Trustee (the "Trustee").

      1.    This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates.
In addition, the parties agree that for the purposes of this Transaction, this
Confirmation will supplement, form a part of, and be subject to that 1992 ISDA
Master Agreement (the "Master Agreement") dated as of October 18, 2006, between the parties. In the event of any inconsistency between the provisions of the
Master Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

      2.    The terms of the particular Transaction to which this Confirmation relates are as follows:

      --------------------------------------------------------------------------
      Notional Amount:               As set forth in Schedule A attached hereto
      --------------------------------------------------------------------------
      Trade Date:                    October 2, 2006
      --------------------------------------------------------------------------
      Effective Date:                October 18, 2006
      --------------------------------------------------------------------------
      Termination Date:              June 25, 2010, subject to adjustment in
                                     accordance with the Following Business Day
                                     Convention with respect to Floating Amounts
                                     and subject to No Adjustment with respect
                                     to Fixed Amounts.
      --------------------------------------------------------------------------
      FIXED AMOUNTS:
      --------------------------------------------------------------------------
      Fixed Rate Payer:              Party B
      --------------------------------------------------------------------------
      Fixed Rate Payer               The business day prior to the 25th of each
      Payment Dates:                 month subject to adjustment in accordance
                                     with the Following Business Day Convention.
      --------------------------------------------------------------------------
      Fixed Rate Payer               The 25th of each month, commencing on 25th
      Period End Dates:              November 2006 and ending on the Termination
                                     Date, with No Adjustment.
      --------------------------------------------------------------------------
      Fixed Rate:                    5.076%
      --------------------------------------------------------------------------
      Fixed Rate Day Count           30/360
      Fraction:
      --------------------------------------------------------------------------
      FLOATING AMOUNTS:
      --------------------------------------------------------------------------
      Floating Rate Payer:           Party A
      --------------------------------------------------------------------------
      Floating Rate Payer            The business day prior to the 25th of each
      Payment Dates:                 month subject to adjustment in accordance
                                     with the Following Business Day Convention.
      --------------------------------------------------------------------------
      Floating Rate Payer            The 25th of each month, commencing on 25th
      Period End Dates:              November 2006 in accordance with the
                                     Following Business Day Convention.
      --------------------------------------------------------------------------
      Floating Rate for initial      To be determined
      Calculation Period:
      --------------------------------------------------------------------------
      Floating Rate Option:          USD-LIBOR-BBA
      --------------------------------------------------------------------------
      Designated Maturity:           One month
      --------------------------------------------------------------------------
      Spread:                        None
      --------------------------------------------------------------------------
      Floating Rate Day              Actual/360
      Count Fraction:
      --------------------------------------------------------------------------
      Reset Date:                    First day of each Calculation Period
      --------------------------------------------------------------------------
      Compounding:                   Inapplicable
      --------------------------------------------------------------------------
      BUSINESS DAYS:                 New York
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
      CALCULATION AGENT:             Party A; provided, however, if an Event of
                                     Default has occurred with respect to Party
                                     A, a Reference Market-maker, as designated
                                     by Party B, shall be the Calculation Agent.
      --------------------------------------------------------------------------

      3.    ACCOUNT DETAILS.

      Account for payments to Party A:

      PAYMENT INSTRUCTION:                JP Morgan Chase Bank
                                          ABA#: 021-000-021
                                          Swift: CHASUS33
                                          For the Account of Swiss Re Financial
                                          Products
                                          ACCT #: 066911184

      Account for payments to Party B:

      PAYMENT INSTRUCTION:                Wells Fargo Bank, National Association
                                          ABA#: 121-000-248
                                          ACCT #: 3970771416
                                          ACCT NAME: Corporate Trust Clearing
                                          For further credit to ACCT #: 50952301
                                          REF: Client Manager - Carrington
                                          Mortgage Loan Trust 2006-FRE2

      4.    Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning within three (3) Business Days via telecopier an executed copy of this Confirmation. Failure to respond within such period shall not affect the validity or enforceability of this Transaction.

Yours sincerely,

SWISS RE FINANCIAL PRODUCTS CORPORATION

By:   /s/ Robert Spuier
      -------------------------------
      Name: Robert Spuier
      Title: Senior Vice President

Confirmed as of the date above:

By: WELLS FARGO BANK, N.A., NOT INDIVIDUALLY BUT SOLELY AS TRUSTEE FOR
CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2 WITH RESPECT TO THE CARRINGTON
MORTGAGE LOAN TRUST, SERIES 2006-FRE2 ASSET-BACKED PASS-THROUGH CERTIFICATES

By:   /s/Darron C. Woodus
      -------------------------------
      Name: Darron C. Woodus
      Title: Assistant Vice President

SCHEDULE A to the Confirmation dated as of October 18, 2006,
Re: Reference Number 1100757

      AMORTIZATION SCHEDULE. Floating Rate Payer Period End Dates shall be subject to adjustment in accordance with the Following Business Day Convention, however, Fixed Rate Payer Period End Dates will use No Adjustment.

            -----------------------------------------------------------
            From and including    To but excluding      Notional Amount
                                                             (USD)
            -----------------------------------------------------------
            October 18, 2006      November 25, 2006     939,098,000.00
            -----------------------------------------------------------
            November 25, 2006     December 25, 2006     932,394,877.77
            -----------------------------------------------------------
            December 25, 2006     January 25, 2007      922,472,737.53
            -----------------------------------------------------------
            January 25, 2007      February 25, 2007     909,291,647.03
            -----------------------------------------------------------
            February 25, 2007     March 25, 2007        892,841,166.72
            -----------------------------------------------------------
            March 25, 2007        April 25, 2007        873,140,593.50
            -----------------------------------------------------------
            April 25, 2007        May 25, 2007          850,240,551.98
            -----------------------------------------------------------
            May 25, 2007          June 25, 2007         824,224,238.07
            -----------------------------------------------------------
            June 25, 2007         July 25, 2007         795,208,258.05
            -----------------------------------------------------------
            July 25, 2007         August 25, 2007       763,345,375.46
            -----------------------------------------------------------
            August 25, 2007       September 25, 2007    728,885,000.64
            -----------------------------------------------------------
            September 25, 2007    October 25, 2007      692,355,196.41
            -----------------------------------------------------------
            October 25, 2007      November 25, 2007     657,520,151.64
            -----------------------------------------------------------
            November 25, 2007     December 25, 2007     624,347,975.83
            -----------------------------------------------------------
            December 25, 2007     January 25, 2008      592,758,854.74
            -----------------------------------------------------------
            January 25, 2008      February 25, 2008     562,676,820.52
            -----------------------------------------------------------
            February 25, 2008     March 25, 2008        534,029,565.86
            -----------------------------------------------------------
            March 25, 2008        April 25, 2008        506,748,267.02
            -----------------------------------------------------------
            April 25, 2008        May 25, 2008          480,767,415.57
            -----------------------------------------------------------
            May 25, 2008          June 25, 2008         456,009,396.51
            -----------------------------------------------------------
            June 25, 2008         July 25, 2008         432,010,290.04
            -----------------------------------------------------------
            July 25, 2008         August 25, 2008       407,154,536.89
            -----------------------------------------------------------
            August 25, 2008       September 25, 2008    362,474,396.31
            -----------------------------------------------------------
            September 25, 2008    October 25, 2008      322,326,074.09
            -----------------------------------------------------------
            October 25, 2008      November 25, 2008     286,462,204.16
            -----------------------------------------------------------
            November 25, 2008     December 25, 2008     254,568,274.54
            -----------------------------------------------------------
            December 25, 2008     January 25, 2009      226,941,810.50
            -----------------------------------------------------------
            January 25, 2009      February 25, 2009     211,779,708.11
            -----------------------------------------------------------
            February 25, 2009     March 25, 2009        197,588,932.23
            -----------------------------------------------------------
            March 25, 2009        April 25, 2009        184,213,218.84
            -----------------------------------------------------------
            April 25, 2009        May 25, 2009          171,618,470.89
            -----------------------------------------------------------
            May 25, 2009          June 25, 2009         159,744,544.48
            -----------------------------------------------------------
            June 25, 2009         July 25, 2009         148,549,338.53
            -----------------------------------------------------------
            July 25, 2009         August 25, 2009       137,993,248.81
            -----------------------------------------------------------
            August 25, 2009       September 25, 2009    128,039,018.95
            -----------------------------------------------------------
            September 25, 2009    October 25, 2009      118,651,586.97
            -----------------------------------------------------------
            October 25, 2009      November 25, 2009     109,798,090.73
            -----------------------------------------------------------
            November 25, 2009     December 25, 2009     109,798,090.73
            -----------------------------------------------------------
            December 25, 2009     January 25, 2010      109,798,090.73
            -----------------------------------------------------------

            -----------------------------------------------------------
            From and including    To but excluding      Notional Amount
                                                             (USD)
            -----------------------------------------------------------
            January 25, 2010      February 25, 2010     109,798,090.73
            -----------------------------------------------------------
            February 25, 2010     March 25, 2010        109,798,090.73
            -----------------------------------------------------------
            March 25, 2010        April 25, 2010        105,196,936.77
            -----------------------------------------------------------
            April 25, 2010        May 25, 2010          99,497,897.38
            -----------------------------------------------------------
            May 25, 2010          June 25, 2010         94,119,637.52
            -----------------------------------------------------------